Leases	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Leases
LEASES

During the years ended December 31, 2017, 2016 and 2015, we recognized rental expense for all operating leases of $199 million, $86 million and $41 million, respectively, related primarily to office space, land sites and LNG vessel time charters. Our land site leases for the Sabine Pass LNG terminal have initial terms varying up to 30 years with multiple options to renew up to an additional 60 years.

Future annual minimum lease payments, excluding inflationary adjustments, for operating leases are as follows (in millions):

Years Ending December 31,	Operating Leases (1)
2018 (2)	$140
2019 (2)	127
2020	119
2021	76
2022	58
Thereafter	236
Total	$756

(1)	Includes certain lease option renewals that are reasonably assured.

(2)	Does not include $19 million in aggregate payments we will receive from our LNG vessel time charter subleases.

Capital Leases

In December 2015, we entered into a lease agreement for tug services related to the CCL Project that was accounted for as a capital lease. As of December 31, 2017, we did not have any assets recorded under this obligation due to the service term of this lease commencing in 2018. We will record assets acquired under capital leases, net of accumulated amortization, in property, plant and equipment, net, on our Consolidated Balance Sheets upon commencement of the service term, and the related amortization expense on our Consolidated Statements of Operations.

Future annual minimum lease payments, excluding inflationary adjustments, for capital leases are as follows (in millions):

Years Ending December 31,	Capital Leases
2018	$5
2019	10
2020	10
2021	10
2022	10
Thereafter	154
Total	$199